Exhibit 99.2

SAMSONITE CORPORATION

2003 Convertible Preferred Stock
(CUSIP No.79604V873)

CONVERSION NOTICE

TO:  Computershare Trust Company, N.A.,
as Conversion Agent

By Regular or Certified Mail:	By Overnight Courier or Hand:

Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
P.O. Box 43014	250 Royall Street
Providence, RI 02940-3014	Canton, MA 02021

Attention: Corporate Actions	Attention: Corporate Actions

This conversion notice (the “Conversion Notice”) relates to the conversion of shares of 2003 Convertible Preferred Stock (the “Preferred Stock”) of Samsonite Corporation, a Delaware corporation (the “Company”), as described in the accompanying Notice to Preferred Holders, dated December 14, 2006 (the “Notice”).  Capitalized terms used but not defined in this Conversion Notice have the meaning specified in the Notice.

Only Holders of Preferred Stock (i.e., holders of Preferred Stock as reflected in the stock record books of the Company) are eligible to convert shares of Preferred Stock into Common Stock pursuant to this Conversion Notice.  Any beneficial owner of Preferred Stock who is not a Holder of such Preferred Stock (for example, beneficial owners whose shares are held in “street” name with a broker, dealer, commercial bank, trust company or other nominee institution) wishing to convert its shares of Preferred Stock must either:

(1)                                  arrange with the person who is the Holder or such Holder’s assignee or nominee to execute and deliver a Conversion Notice, accompanied by stock certificates (or confirmation of receipt of a book-entry transfer), on behalf of such beneficial owner; or

(2)                                  obtain an irrevocable proxy from the Holder or such Holder’s assignee or nominee, properly execute that proxy and attach the proxy to a completed Conversion Notice, and deliver the Conversion Notice, accompanied by stock certificates (or confirmation of receipt of a book-entry transfer), with the executed proxy to the Conversion Agent.

Conversion Notices should be delivered to Computershare Trust Company, N.A., as conversion agent (the “Conversion Agent”) and not to the Company.

By execution hereof, the undersigned acknowledges receipt of the Notice and related Information Package.  The undersigned hereby represents and warrants to the Company that the undersigned is a Holder of the number of shares of Preferred Stock indicated below and has full power and authority to take the action indicated below in respect of such Preferred Stock.

The undersigned further acknowledges that the undersigned must comply with the provisions of this Conversion Notice and complete the information required herein to validly convert its shares of Preferred Stock.

Unless otherwise specified in the table below, this Conversion Notice relates to (i) the total number of shares of Preferred Stock held of record by the undersigned on the date this Conversion Notice is executed by the undersigned or (ii) if the undersigned is not a Holder and this Conversion Notice relates to Preferred Stock in respect to which the undersigned is acting pursuant to a proxy or other authority given by the Holder, the total number of shares of Preferred Stock to which such proxy or other authorization relates.  If this Conversion Notice relates to less than the total number of shares of Preferred Stock so registered in the name of the undersigned or to which such a proxy or other authorization relates, the undersigned has listed on the table below the certificate numbers and number of shares of Preferred Stock for which this Conversion Notice is given.  If the space provided below is inadequate, list the certificate numbers and number of shares on a separate signed schedule and affix the list to this Conversion Notice.

DESCRIPTION OF PREFERRED STOCK

AS TO WHICH THIS CONVERSION NOTICE IS GIVEN

Name(s) and Address(es) Of Holder(s)	Certificate Number(s)*	Total Number of Shares**	Number of Shares With Respect to Which Conversion Notice Is Given**

*	Need not be completed by Holders whose Preferred Stock is held of record by depositories.
**

Unless otherwise indicated in the column labeled “Number of Shares with Respect to Which Conversion Notice Is Given,” the Holder will be deemed to have elected to covert the total number of shares represented by the Preferred Stock indicated in the column labeled “Total Number of Shares.”

Unless the undersigned checks the box that appears in the next paragraph:

•                  A properly completed and executed Conversion Notice, accompanied by stock certificates (or confirmation of receipt of a book-entry transfer), that is received by the Conversion Agent on or prior to the Accelerated Dividends Accrual Date shall be deemed to be effective as of, and the conversions will be deemed to occur on, the Accelerated Dividends Accrual Date, and

•                  Each share of Preferred Stock to which this Conversion Notice relates will be converted into a number of shares of Common Stock determined by dividing (x) the sum of the Liquidation Value ($1,000 per share) plus the amount of Dividend Arrearage and Accelerated Dividends with respect to one share of Preferred Stock by (y) the Conversion Price ($0.42).

☐  By checking this box, the undersigned hereby indicates that it does not want its Conversion Notice to be deemed effective as of the Accelerated Dividends Accrual Date.  The undersigned understands that in such case:

•                  Pursuant to paragraph (g)(ii)(B) of the Certificate of Designation, the conversion of the Preferred Stock to which this Conversion Notice relates shall be deemed to have been effected immediately prior to the close of business on the first Business Day on which the certificates for shares of Preferred Stock (or confirmation of receipt of a book-entry transfer) shall have been surrendered to, and this Conversion Notice is received by, the Conversion Agent, and

•                  In the case of any conversion that is effective prior to the Accelerated Dividends Accrual Date, each share of Preferred Stock to which this Conversion Notice relates will be converted into a number of shares of Common Stock determined by dividing (x) the sum of the Liquidation Value ($1,000 per share) and the amount of Dividend Arrearage (but not the Accelerated Dividends) by (y) the Conversion Price.

In order for a conversion to be valid and effective, certificates representing all shares of Preferred Stock subject to this Conversion Notice, or confirmation of a book-entry transfer for such shares of Preferred Stock, must accompany this Conversion Notice.  Do not sign the back of the stock certificates.

If shares of Preferred Stock are being delivered by book-entry transfer to the Conversion Agent’s account at DTC, complete the following (only DTC Participants may deliver shares of Preferred Stock by book-entry transfer):

Name of DTC Participant:

Account Number:

Transaction Code Number:

IMPORTANT – PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

If this Conversion Notice is executed by the Holder(s), it must be executed in exactly the same manner as the name(s) appear(s) on the Preferred Stock.  If Preferred Stock is held of record by two or more joint Holders, all such Holders must sign the Conversion Notice.  If a signature is by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit with this Conversion Notice appropriate evidence satisfactory to the Company of such person’s authority to so act.  If Preferred Stock is registered in different names, separate Conversion Notices must be executed covering each form of registration.  If a Conversion Notice is executed by a person other than the Holder, it must be accompanied by a proxy duly executed by such Holder.

SIGN HERE

Signature(s) of Holder(s)

Date:

Name(s):

(Please Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Tax Identification or
Social Security No.:

The undersigned hereby agrees that, subject to an express written waiver by the Company in the exercise of its good faith and reasonable judgment, until the end of the Resale Restriction Period (as defined below), the undersigned may not offer, resell, pledge or otherwise transfer (each, a “Transfer”) any shares of Common Stock (the “Securities”) issued upon conversion of the Preferred Stock to which this Conversion Notice relates without the registration of such Securities under the Securities Act, unless such Transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws as the Company in its good faith and reasonable discretion deems appropriate in light of the facts and circumstances relating to such proposed Transfer.  Prior to any Transfer of any Securities which are not the subject of an effective registration statement under the Securities Act and in accordance with the plan of distribution described in such registration statement, the undersigned agrees to give written notice to the Company of the undersigned’s intention to effect such Transfer and to comply in all other respects with the procedures described in this paragraph.  Each such notice shall describe the manner and circumstances of the proposed Transfer.  If within five (5) business days after receipt by the Company of such notice, the Company requests an opinion of counsel to the undersigned that the proposed Transfer may be effected without registration of such Securities under the Securities Act, then the Company shall not be required to register such Transfer, and the undersigned shall not be entitled to effect such Transfer, unless and until the Company receives such an opinion (which opinion shall be reasonably satisfactory to the Company).  Only after compliance with the procedures described in this paragraph shall the undersigned be entitled to Transfer such Securities in accordance with the terms of the notice delivered by the undersigned to the Company.  Each certificate representing such Securities issued upon or in connection with such Transfer shall bear the restrictive legend described below. The foregoing restrictions on resale will apply until the date that is two years after the later of the date of original issuance of the Preferred Stock (the “Issue Date”) and the last date that the Company or any of its Affiliates (as defined in the Securities Act) was the owner of such Preferred Stock (the “Resale Restriction Period”).  The foregoing restrictions on resale will not apply after the applicable Resale Restriction Period ends.

The undersigned further agrees that the Company may in its discretion imprint any or all certificates representing Securities now or hereafter owned by the undersigned with the following legend, such imprinting to be without prejudice, however, to the rights of the undersigned at all times to sell or otherwise dispose of all or any part of such Securities, subject to the restrictions on resale described in the preceding paragraph, under an effective registration statement or under an exemption from the registration requirements available under the Securities Act:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

After such time as the foregoing legend is no longer required on any certificate or certificates representing the Securities, upon the request of the undersigned, the Company shall cause such certificate or certificates to be exchanged for a certificate or certificates that do not bear such legend. The undersigned acknowledges that the undersigned will not be granted any registration rights with respect to the Securities.

If the undersigned held its shares of Preferred Stock that were converted into the Securities for at least two years since the Issue Date, is not an Affiliate of the Company at the time of the Transfer of any Securities and has not been an Affiliate of the Company for at least three months immediately prior to the date of the Transfer of the Securities, then such Transfer of Securities will be eligible for the exemption from registration provided by Rule 144(k) under the Securities Act.

INSTRUCTIONS FOR THIS CONVERSION NOTICE

1.             Delivery of this Conversion Notice.  In order for any Holder to convert its shares of Preferred Stock, a properly completed and duly executed copy of this Conversion Notice must be received by the Conversion Agent at its address set forth on the cover hereof.  The Conversion Notice must be accompanied by certificates for the shares of Preferred Stock to which such Conversion Notice relates or confirmation of a book-entry transfer to an account maintained by the Conversion Agent at DTC of such shares of Preferred Stock.  The delivery of this Conversion Notice and all other required documents to the Conversion Agent is at the election and risk of the Holder, and the delivery will be deemed made only when actually received by the Conversion Agent.  Sufficient time should be allowed to assure timely delivery.  No Conversion Notice should be sent to any person other than the Conversion Agent.

Any beneficial owner of Preferred Stock who is not a Holder of such Preferred Stock (for example, beneficial owners whose shares are held in “street” name with a broker, dealer, commercial bank, trust company or other nominee institution) wishing to convert its shares of Preferred Stock must either:

(1)                                  arrange with the person who is the Holder or such Holder’s assignee or nominee to execute and deliver a Conversion Notice, accompanied by stock certificates (or confirmation of receipt of a book-entry transfer), on behalf of such beneficial owner; or

(2)                                  obtain an irrevocable proxy from the Holder or such Holder’s assignee or nominee, properly execute that proxy and attach the proxy to a completed Conversion Notice, and deliver the Conversion Notice, accompanied by stock certificates (or confirmation of receipt of a book-entry transfer), with the executed proxy to the Conversion Agent.

The Conversion Agent will make a request to establish an account with respect to the Preferred Stock at DTC for purposes of the conversion, and any financial institution that is a DTC Participant may make book-entry delivery of shares of Preferred Stock by causing DTC to transfer such shares of Preferred Stock into the Conversion Agent’s account at DTC in accordance with DTC’s procedures for transfer.

DTC participants may electronically transmit their Conversion Notices and DWAC shares of Preferred Stock to the Conversion Agent. Each such DTC Participant will be bound by the terms of the Conversion Notice, and the Company may enforce such agreement against such DTC Participant.

2.             Questions Regarding Validity, Form, Legality, Etc.  Subject to any terms in the Certificate of Designation to the contrary, all questions as to the validity, form, eligibility (including time of receipt) and acceptance of Conversion Notices will be resolved by the Company or the Conversion Agent, in its sole discretion, which determination will be final and binding on all parties.  The Company reserves the absolute right to reject any or all Conversion Notices that are not in proper form or the acceptance of which could, in the opinion of the Company, its counsel or the Conversion Agent, be unlawful.  Subject to any terms in the Certificate of Designation to the contrary, the Company also reserves the right to waive any defects, irregularities or conditions set forth in this Notice.  Unless validly waived, all defects or irregularities in connection with deliveries must be cured within such time as the Company or the Conversion Agent determines.  None of the Company, the Conversion Agent or any other person shall have any duty to give notification of any such defects, irregularities or waiver, nor shall any of them incur any liability for failure to give such notification.  Deliveries of Conversion Notices will not be deemed to have been made until such irregularities have been cured or validly waived.

3.             Signatures on this Conversion Notice; Proxies.  The Conversion Notices of Holders should be executed in the same manner as the name(s) appear(s) on the Preferred Stock.  An authorized DTC Participant should execute the Conversion Notice exactly as its name appears on DTC’s position listing.  If Preferred Stock is held of record by two or more joint Holders, all of the joint Holders should sign the Conversion Notice.  If a signature is by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person’s authority to so act.  If the Preferred Stock is registered in different names, separate Conversion Notices must be executed covering each form of registration.  If a Conversion Notice is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to the Company to validly vote the applicable Preferred Stock on behalf of the Holder.

4.             Effectiveness of Conversion Notices.  All properly completed and executed Conversion Notices of Holders, accompanied by stock certificates (or confirmation of receipt of a book-entry transfer), that are received by the Conversion Agent will be irrevocable by the Holder and may not be withdrawn.  If the Board does not declare the Preferred Dividend and the Common Dividend on or prior to January 31, 2007, then all Conversion Notices will be deemed ineffective and null and void.  In such event, the certificates for the shares of Preferred Stock surrendered for conversion shall promptly be returned to the applicable Holders, or in the case of shares of Preferred Stock delivered by book-entry transfer, such shares will be credited to an account maintained with DTC as soon as practicable.

5.             Registration of Common Stock.  If the Holder executing this Conversion Notice desires that the shares of Common Stock issuable upon conversion of such Holder’s Preferred Stock be registered in the name of any person other than the Holder, then such Holder must contact the Conversion Agent at the address and telephone numbers provided above in order to obtain proper instructions to effect such registration.

6.             Waiver of Conditions.  Subject to any terms in the Certificate of Designation to the contrary, the Company reserves the absolute right to amend, waive or modify any of the specified conditions stated herein, subject (if required) to the agreement of the Conversion Agent.

7.             Requests for Assistance and Additional Copies.  Questions or requests for assistance in completing and delivering this Conversion Notice or for additional copies of the Notice, the Information Package or this Conversion Notice may be directed to John Livingston, Vice President, General Counsel, the Americas, and Assistant Secretary of the Company, at (508) 851-1420.